STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT (this "Agreement") is made, entered into and executed as of the 2nd day of November, 2000, by and between AMERI-FIRST FINANCIAL GROUP, INC., a Nevada corporation ("Seller"), and THE TOUR GROUP, INC. and/or its successors and assigns, a Texas corporation ("Purchaser").

                                    PREMISES:

         WHEREAS, as of the date hereof, Seller is the owner of all of the issued and outstanding shares of the common stock (such shares being hereinafter referred to as the "Stock") of the following corporations (such corporations being hereinafter referred to as the Subsidiaries");

         Ameri-First Holdings, Inc., a Texas corporation
         Ameri-First Holdings of Rolla, Inc., a Missouri corporation Ameri-First Holdings of Davenport, Inc., an Iowa corporation Ameri-First Holdings of Burlington, Inc., an Iowa corporation

         WHEREAS, as of the date hereof, the Subsidiaries have assets consisting of certain Real Property being improved by hotels situated thereon, being more particularly described in Exhibit "A" attached hereto; and

         WHEREAS, as of the date hereof, the parties hereto desire to provide for the purchase by Purchaser from Seller of the Stock and all of the assets of the Subsidiaries, pursuant to the terms and conditions herein contained; and

                                   AGREEMENT:

         NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties hereto covenant and agree as follows:

         1. SALE AND PURCHASE OF STOCK. Seller hereby bargains, grants, sells and conveys the Stock to Purchaser and, in reliance upon the representations, warranties and fulfillment of the obligations and agreements contained herein, Purchaser hereby purchases from Seller such Stock.

         2. CONSIDERATION AND OBLIGATIONS. This Agreement is entered into for the purposes and consideration expressed herein, the sufficiency and adequacy of which are acknowledged by the parties, and in exchange for the transfers, duties, obligations, forbearances and payments set forth below:


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

         (a)      Payment by Purchaser
                  --------------------

                  (1) Purchaser will issue Nine Hundred Thousand (900,000) shares of the common stock of HomeGate Corporation, restricted by Rule 144, to Ameri-First Financial Group, Inc. The Purchaser is granted a sixty (60) day right of first refusal to purchase any shares of the Rule 144 stock issued pursuant to this provision sought to be sold by Ameri-First Financial Group, Inc.

         3. SURRENDER OF SHARES AND RESIGNATION OF DIRECTORS AND OFFICERS. Seller hereby agrees to deliver to Purchaser stock certificates representing the Stock acquired hereunder, duly endorsed in blank for transfer or accompanied by a duly executed stock power, so as to vest in Purchaser the sole ownership thereof, free and clear of all liens, charges, claims and encumbrances upon execution of this Agreement. In addition, the current officers and Board of Directors of the Subsidiaries shall resign their positions effective as of the date of execution of this Agreement.

         4. NON-DILUTION INTEREST. Seller acknowledges that as of the date of execution of this Agreement, Purchaser will own one hundred percent (100%) of the outstanding common stock of the Subsidiaries.

         5. REPRESENTATIONS AND WARRANTIES OF SELLER. In order to induce Purchaser and the Corporation to consummate the transaction contemplated by this Agreement, Seller hereby represents and warrants to Purchaser and the Corporation that:

         (a) Seller has full, complete and absolute title to, and the unrestricted right and full power to sell and deliver, the Stock, pursuant to the provisions of this Agreement;

         (b) All of such shares comprising the Stock have been duly and validly issued and are free and clear of all liens, encumbrances, claims, equities and liabilities of every nature, other than those which may be imposed by operation of state or federal securities laws;

         (c) The Stock is not the subject of any valid or existing agreement restricting the transferability thereof; and

         (d) The Stock constitutes one hundred percent (100%) of the outstanding shares of stock of the Subsidiaries.

         (e) The assets of the Subsidiaries have NOT been sold, conveyed, burdened or otherwise encumbered from the date of incorporation of the Subsidiaries until the date of execution of this Agreement.

         (f)      The  assets  of the  Subsidiaries  have  NOT been  pledged  as
                  collateral   for  any  loans   nor  are  the   assets  of  the
                  Subsidiaries the subject of any liens.


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         6.       REPRESENTATIONS  AND  WARRANTIES  OF  PURCHASER.  In  order to induce Seller to consummate the transaction contemplated by this Agreement, Purchaser and the Corporation hereby represent and warrant to Seller that:

         (a) The Stock is being acquired by Purchaser pursuant to this Agreement for investment and not with a view towards the distribution thereof, and Purchaser will not make any sale or distribution of all or any portion thereof, except in compliance with all applicable securities laws;

         (b) No person, corporation, partnership or association is entitled to any commission or finder's or broker's fees upon consummation of any of the transactions contemplated by this Agreement and Purchaser warrants that it will pay, defend or discharge any claim arising out of any action which it took or communication which it made to any party which results in the assertion of a finder's or broker's fee with respect to this Agreement;

         (c) Purchaser has been given an opportunity to examine such instruments, documents and other information relating to the Subsidiaries as Purchaser has deemed necessary or advisable in order to make an informed decision relating to its purchase of the Stock and its suitability as an investment, Purchaser has been afforded an opportunity to ask all questions and to obtain any additional information necessary in order to verify the accuracy of the information furnished to it and Purchaser has, in fact, asked all such questions and reviewed all such instruments, documents and other information as Purchaser has deemed necessary under the circumstances in connection with its purchase of the Stock; and

         (d) Purchaser and the Corporation warrant and represent that they are validly existing corporations in good standing in the State of Delaware, duly authorized to enter into this transaction and that the parties executing this Agreement are authorized to do so on behalf of Purchaser and the Corporation.

         7. RESTRICTED STOCK. The parties hereto acknowledge that the Stock has not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and the transferability of such shares is restricted under such laws and that the stock certificate evidencing such share ownership shall contain the appropriate restrictions on transfer and resale.

         8. FURTHER ACTS. Each party hereto agrees to perform any and all such further and additional acts and execute and deliver any and all such further and additional instruments and documents as may reasonably be necessary in order to carry out the provisions and effectuate the intent of this Agreement.



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         9.       BENEFIT.  Except as otherwise provided herein,  this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors, assigns, legal representatives, heirs and legatees.

         10. MODIFICATIONS. This Agreement may be altered or amended in whole or in part only by written instrument signed by all of the parties hereto setting forth such changes.

         11. ENTIRE AGREEMENT. The Agreement supersedes any and all other agreements, either oral or in writing, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. No waiver of any terms of this Agreement shall be valid unless signed by the party against whom such waiver is asserted.

         12. SEVERABILITY. Should anyone or more of the provisions hereof be determined to be illegal or unenforceable, all of the other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

         13. GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed under and in accordance with the laws of the State of Texas except to the extent such law is preempted by Federal laws. The terms of this Agreement shall be specifically performable in Dallas County, Texas.

         14. HEADINGS. All headings set forth in this Agreement are intended for convenience only and shall not control or effect the meaning, construction or effect of this Agreement or any of the provisions hereof.

         15. COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one agreement, but in making proof hereof, it shall only be necessary to produce one such counterpart.




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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     Seller:
                                     Ameri-First Financial Group, Inc.,
                                     a Delaware corporation

                                     By:  /s/ Jeffrey C. Bruteyn
                                        ----------------------------------
                                         Jeffrey C. Bruteyn, President

                                     Date:  November 28, 2000
                                          -------------------


                                     Purchaser:
                                     The Tour Group, Inc.,
                                     a Texas corporation

                                     By:  /s/ Gary W. Bell
                                        ----------------------------------
                                         Gary W. Bell, President

                                     Date:  December 1, 2000
                                          ------------------







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